UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 2

TO

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 7, 2011

BLUE EARTH, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-148346	98-0531496
(Commission File Number)	(IRS Employer Identification No.)

2298 Horizon Ridge Parkway, Suite 205

Henderson, NV  89052

(Address of Principal Executive Offices)      (Zip Code)

(702) 263-1808

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

EXPLANATORY PARAGRAPH

This Amendment No. 2 to Form 8-K/A for September 7, 2011, is being filed by Blue Earth, Inc. (the “Company”) to include certain financial information for Xnergy, Inc., and HVAC Controls & Specialties, Inc. the acquired entities, as required by Item 9.01(b) of Form 8-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired.

The audited financial statements of Xnergy, Inc.,and HVAC Controls & Specialties, Inc. (its wholly owned subsidiary) the business acquired, as required by November 23, 2011, the 71st day from the closing date of the transaction, September 13, 2011.

(b)           Pro Forma Financial Information.

The pro forma financial information as required by November 23, 2011, the 71st day from the closing date of the transaction, September 13, 2011.

(d)           Exhibits.

Exhibit Number	Description

99.1	Financial Statements of Xnergy, Inc. for the two-year period ended December 31, 2010.
99.2	Financial Statements of HVAC Controls & Specialties, Inc. for the two-year period ended December 31, 2010.
99.3	Interim Financial Statements of Xnergy, Inc. for the six months period ended June 30. 2011 and 2010.
99.4	Interim Financial Statements of HVAC Controls & Specialties, Inc. for the six months period ended June 30, 2011 and 2010.
99.5	Pro Forma Financial Information for Castrovilla, Inc., Xnergy, Inc., and HVAC Controls & Specialties, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2012	BLUE EARTH, INC.

By: /s/ Dr. Johnny R. Thomas
Name: Dr. Johnny R. Thomas
Title: CEO

EXHIBIT INDEX

Exhibit Number	Description	Page

99.1	Financial Statements of Xnergy, Inc. for the two-year period ended December 31, 2010.
	- Report of Independent Registered Public Accounting Firm	1
	- Consolidated Balance Sheets at December 31, 2010 and 2009	2
	- Consolidated Statements of Operations for the years ended December 31, 2010 and 2009	3
	- Consolidated Statements of Stockholders' Equity for the years ended December 31, 2010 and 2009	4
	- Consolidated Statements of Cash Flows for the years ended December 31, 2010 and 2009	5
	- Notes to Consolidated Financial Statements	6-16

Exhibit Number	Description	Page

99.2	Financial Statements of HVAC Controls & Specialties, Inc. for the two-year period ended December 31, 2010.
	- Report of Independent Registered Public Accounting Firm for HVAC Controls & Specialties, Inc.	1
	- Balance Sheets for HVAC Controls & Specialties, Inc.	2
	- Statements of Operations for HVAC Controls & Specialties, Inc.	3
	- Statements of Stockholders' Equity for HVAC Controls & Specialties, Inc.	4
	- Statements of Cash Flow for HVAC Controls & Specialties, Inc.	5
	- Notes to Financial Statements of HVAC Controls & Specialties, Inc.	6-12

Exhibit Number	Description	Page

99.3	Interim Financial Statements of Xnergy, Inc. for the six months period ended June 30. 2011 and 2010.
	- Consolidated Balance Sheets of Xnergy, Inc. as of June 30, 2011 and December 31, 2010 (audited)	1
	- Consolidated Statements of Operations of Xnergy, Inc. for the Six Months Ended June 30, 2011 and 2010	2
	- Statements of Cash Flows of Xnergy, Inc. for the Six Months Ended June 30, 2011 and 2010	3
	- Notes to Financial Statements of Xnergy at June 30, 2011	4-5

Exhibit Number	Description	Page

99.4	Interim Financial Statements of HVAC Controls & Specialties, Inc. for the six months period ended June 30, 2011 and 2010.
	- Balance Sheets of HVAC Controls & Specialties, Inc. at June 30, 2011 and December 31, 2010	1
	- Statements of Operations of HVAC Controls & Specialties, Inc. for the Six Months Ended June 30, 2011 and 2010	2
	- Statements of Cash Flows of HVAC Controls & Specialties, Inc. for the Six Months Ended June 30, 2011 and 2010	3
	- Notes to Financial Statements	4

Exhibit Number	Description	Page

99.5	Pro Forma Financial Information for Castrovilla, Inc., Xnergy, Inc., and HVAC Controls & Specialties, Inc.
	- Pro Forma Consolidated Balance Sheet at June 30, 2011	1
	- Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 2011	2
	- Pro Forma Consolidated Balance Sheet at December 31, 2010	3
	- Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2010	4
	- Pro Forma Adjustments	5
	- Notes to Unaudited Pro Forma Consolidated Financial Statements	6-7

4